Exhibit No. 99

WFMBS 2004-P Computation Materials Price Yield & Loss Tables based on Preliminary Structure (08-12-04)

SETTLE: 20040830

ASSUME: INDEX 2.20 MAT NO COUP_HIST

YIELD MATRIX

CLASS A-1                                 CPR 0         CPR 15        CPR 25        CPR 35        CPR 50        CPR 75
PRICE 98.75                               4.71472       4.76009       4.83731       4.95166       5.19384       5.87251
PRICE 98.8125                             4.70958       4.74575       4.81505       4.92004       5.14486       5.77807
PRICE 98.875                              4.70445       4.73144       4.79283       4.88846       5.09595       5.68379
PRICE 98.9375                             4.69932       4.71714       4.77063       4.85693       5.04711       5.58967
PRICE 99                                  4.69419       4.70286       4.74847       4.82544       4.99834       5.49569
PRICE 99.0625                             4.68907       4.68860       4.72633       4.79399       4.94964       5.40188
PRICE 99.125                              4.68395       4.67436       4.70423       4.76259       4.90102       5.30822
PRICE 99.1875                             4.67884       4.66013       4.68215       4.73124       4.85247       5.21471
PRICE 99.25                               4.67373       4.64592       4.66010       4.69992       4.80399       5.12135
PRICE 99.3125                             4.66863       4.63173       4.63809       4.66865       4.75558       5.02815
PRICE 99.375                              4.66353       4.61756       4.61610       4.63743       4.70724       4.93510
PRICE 99.4375                             4.65843       4.60341       4.59414       4.60625       4.65897       4.84220
PRICE 99.5                                4.65334       4.58927       4.57221       4.57511       4.61078       4.74946
PRICE 99.5625                             4.64826       4.57515       4.55031       4.54401       4.56265       4.65686
PRICE 99.625                              4.64318       4.56105       4.52844       4.51296       4.51459       4.56442
PRICE 99.6875                             4.63810       4.54696       4.50659       4.48195       4.46661       4.47212
PRICE 99.75                               4.63303       4.53290       4.48478       4.45098       4.41869       4.37998
PRICE 99.8125                             4.62797       4.51885       4.46300       4.42006       4.37085       4.28799
PRICE 99.875                              4.62290       4.50481       4.44124       4.38917       4.32307       4.19615
PRICE 99.9375                             4.61785       4.49080       4.41951       4.35834       4.27537       4.10445
PRICE 100                                 4.61279       4.47680       4.39782       4.32754       4.22773       4.01291
PRICE 100.0625                            4.60775       4.46282       4.37615       4.29679       4.18016       3.92151
PRICE 100.125                             4.60270       4.44886       4.35451       4.26607       4.13266       3.83026
PRICE 100.1875                            4.59766       4.43491       4.33289       4.23541       4.08524       3.73916
PRICE 100.25                              4.59263       4.42099       4.31131       4.20478       4.03788       3.64821
PRICE 100.3125                            4.58760       4.40708       4.28975       4.17419       3.99059       3.55741
PRICE 100.375                             4.58257       4.39318       4.26823       4.14365       3.94336       3.46675
PRICE 100.4375                            4.57755       4.37931       4.24673       4.11315       3.89621       3.37624
PRICE 100.5                               4.57254       4.36545       4.22526       4.08269       3.84912       3.28587
PRICE 100.5625                            4.56752       4.35160       4.20382       4.05227       3.80211       3.19565
PRICE 100.625                             4.56252       4.33778       4.18240       4.02190       3.75516       3.10557
PRICE 100.6875                            4.55751       4.32397       4.16102       3.99157       3.70828       3.01564
PRICE 100.75                              4.55252       4.31018       4.13966       3.96127       3.66146       2.92586


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

WFMBS 2004-P Computation Materials_Price Yield & Loss Tables (based on Preliminary Structure)
(08-12-04)

DEAL  : WF04.PREX
SETTLE: 20040830

ASSUME: INDEX 2.20 MAT NO COUP_HIST


YIELD MATRIX

CLASS A-2                                 CPR 0         CPR 15        CPR 25        CPR 35        CPR 50        CPR 75
PRICE 98.5                                4.69996       4.74987       4.84476       4.98814       5.29467       6.15758
PRICE 98.5625                             4.69474       4.73537       4.82227       4.95622       5.24526       6.06241
PRICE 98.625                              4.68953       4.72089       4.79981       4.92433       5.19593       5.96739
PRICE 98.6875                             4.68433       4.70643       4.77738       4.89250       5.14667       5.87253
PRICE 98.75                               4.67913       4.69199       4.75499       4.86071       5.09748       5.77782
PRICE 98.8125                             4.67394       4.67756       4.73262       4.82896       5.04836       5.68327
PRICE 98.875                              4.66875       4.66316       4.71028       4.79726       4.99932       5.58888
PRICE 98.9375                             4.66356       4.64877       4.68797       4.76560       4.95035       5.49464
PRICE 99                                  4.65838       4.63440       4.66570       4.73398       4.90145       5.40056
PRICE 99.0625                             4.65321       4.62004       4.64345       4.70241       4.85262       5.30663
PRICE 99.125                              4.64804       4.60571       4.62123       4.67089       4.80387       5.21286
PRICE 99.1875                             4.64287       4.59139       4.59904       4.63940       4.75519       5.11924
PRICE 99.25                               4.63771       4.57709       4.57688       4.60797       4.70657       5.02577
PRICE 99.3125                             4.63255       4.56281       4.55475       4.57657       4.65803       4.93246
PRICE 99.375                              4.62740       4.54855       4.53265       4.54522       4.60957       4.83930
PRICE 99.4375                             4.62226       4.53430       4.51058       4.51391       4.56117       4.74629
PRICE 99.5                                4.61711       4.52008       4.48854       4.48265       4.51284       4.65344
PRICE 99.5625                             4.61198       4.50587       4.46653       4.45143       4.46459       4.56073
PRICE 99.625                              4.60684       4.49167       4.44455       4.42025       4.41640       4.46818
PRICE 99.6875                             4.60172       4.47750       4.42260       4.38912       4.36829       4.37578
PRICE 99.75                               4.59659       4.46334       4.40067       4.35803       4.32024       4.28353
PRICE 99.8125                             4.59147       4.44921       4.37878       4.32698       4.27227       4.19142
PRICE 99.875                              4.58636       4.43509       4.35692       4.29598       4.22437       4.09947
PRICE 99.9375                             4.58125       4.42098       4.33508       4.26502       4.17653       4.00767
PRICE 100                                 4.57615       4.40690       4.31327       4.23410       4.12877       3.91602
PRICE 100.0625                            4.57105       4.39283       4.29149       4.20322       4.08107       3.82452
PRICE 100.125                             4.56595       4.37878       4.26974       4.17239       4.03345       3.73316
PRICE 100.1875                            4.56086       4.36474       4.24802       4.14160       3.98589       3.64195
PRICE 100.25                              4.55578       4.35073       4.22633       4.11085       3.93841       3.55089
PRICE 100.3125                            4.55069       4.33673       4.20467       4.08015       3.89099       3.45998
PRICE 100.375                             4.54562       4.32275       4.18303       4.04948       3.84364       3.36922
PRICE 100.4375                            4.54055       4.30879       4.16143       4.01886       3.79636       3.27860
PRICE 100.5                               4.53548       4.29484       4.13985       3.98828       3.74915       3.18813


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

Wells Fargo WFMBS 2004-P Computation Materials (based on Preliminary Structure) (08-12-04)

Modeled       : Yes      Paydown       : 0         Coll Source   : MCF File  Pricing Type  : CPB       Auto Update   : No
Deal Format   : CMODEV   Paydown Date  : 20040830  TBV Source    : NA        Pricing Speed : 25.0                    :
Res Modeled   : Yes      First Payment : 20040925  Assumed Coll  : No        Pricing Date  : 20040830                :
Call Modeled  : Yes      Closed        : 20040830  Descend       : No                      :                         :
Model Type    : SRJR     Collat Mode   : STD       Summary Coll  : No        Bond Paymode  : Constant  Last Updated  : 99999999
Indic Status  :          Frequency     : 12        Group Bypass  : No        BV Rescale    : No        Coll Fctr Date: 20040801


 #  Class           Cusip     Coupon     Original Balance Current Balance  Delay Daycount    Group Aux Description
=== =============== ========= ========== ================ ================ ===== =========== ===== === =======================
  1 A-1                           4.4036   336,798,948.52   336,798,948.52    24 30/360          1     REG/VAR
  2 A-2                           4.2986 1,160,905,460.67 1,160,905,460.67    24 30/360          2     REG/VAR
  9 B-1                           4.3222    20,072,327.13    20,072,327.13    24 30/360          0     REG/VAR
 10 B-2                           4.3222    10,808,176.15    10,808,176.15    24 30/360          0     REG/VAR
 11 B-3                           4.3222     4,632,075.49     4,632,075.49    24 30/360          0     REG/VAR
 12 B-4                           4.3222     4,632,075.49     4,632,075.49    24 30/360          0     REG/VAR
 13 B-5                           4.3222     3,860,062.91     3,860,062.91    24 30/360          0     REG/VAR
 14 B-6                           4.3222     2,316,037.75     2,316,037.75    24 30/360          0     REG/VAR


REPLINES
--------
- SEE SPREADSHEET


NOTE
----
- LOAN GRP 1: CONFORMING
- LOAN GRP 2: NON-CONFORMING
- BONDS ARE NET-WAC
- ASSUME TSY1=2.235


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.
                                                                               1